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                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
FP Bancorp, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Post-Effective Amendment No. 1 to the Registration Statement (No. 333-37233).

                                              KPMG PEAT MARWICK LLP

San Diego, California
January 6, 1998